EXHIBIT 99.1

                            CHEROKEE BANKING COMPANY
                             1275 RIVERSTONE PARKWAY
                              CANTON, GEORGIA 30114
                                 (770) 479-3400

                                  July 5, 2005

Dear Shareholder:

     Enclosed is a press release announcing that the Board of Directors has approved a plan of reorganization designed to allow Cherokee Banking Company to end its reporting obligations under the Securities Exchange Act of 1934 (the "Exchange Act"). Under the plan, shareholders of record of fewer than 1,100 shares of our common stock will receive cash in exchange for their shares in an amount equal to $17.75 per share. There is no brokerage or commission fee. The cash price is supported by a "Fairness Opinion" from Burke Capital Group, an independent investment banking firm. Shares held by shareholders of record owning 1,100 or more shares of record will remain outstanding and be unaffected by the plan.

     Currently, we are required to comply with many of the same securities law requirements that apply to large public companies with substantial compliance resources. Our resources are more limited, and securities law compliance activities represent a significant administrative and financial burden to a company of our relatively small size and market capitalization. We also incur less tangible, but nonetheless significant, costs in management time and attention that could otherwise be deployed toward revenue-enhancing activities. The cost of compliance is substantial, representing an estimated direct and indirect annual cost to us of over $140,000.

     In light of this expense and the limited trading market for our common stock, the Board of Directors believes the company receives little relative benefit from being registered under the Exchange Act.

     In 1999 when our company was formed, the Board of Directors never envisioned the succession of events that led it to this carefully thought out decision to reorganize the company. Failures of huge companies like Enron and WorldCom, however, wreaked havoc on the investment world and new regulations adopted under the Sarbanes-Oxley Act of 2002 now apply to small banking companies like ours who are also regulated by federal banking authorities. As a result our Board of Directors believes it is in the best interest of the Company and its shareholders to pursue a reorganization that will allow us to end our reporting obligations under federal securities laws.

                              Sincerely,



                              Dennis W. Burnette
                              President and Chief Executive Officer

FOR IMMEDIATE RELEASE


                       CHEROKEE BANKING COMPANY ANNOUNCES
                       PROPOSED REORGANIZATION TRANSACTION


CANTON, GA - July 5, 2005 - Cherokee Banking Company (the "Company") today announced that its Board of Directors has approved a plan of reorganization designed to allow the Company to terminate its reporting obligations under the Securities Exchange Act of 1934 (the "Exchange Act"). Under the plan, shareholders of record of fewer than 1,100 shares of Company common stock will receive cash in exchange for their shares in an amount equal to $17.75 per share. Shares held by shareholders of record owning 1,100 or more shares will remain outstanding and be unaffected by the plan.

Based on the Company's current shareholder census, management anticipates that the plan will reduce the number of shareholders of record below 300, which will enable the Company to notify the Securities and Exchange Commission (the "SEC") that it is entitled to cease filing annual, quarterly and current reports, proxy statements and other reports under the Securities Exchange Act of 1934. Management estimates that the cessation of these reporting obligations will result in significant savings in legal, accounting and administrative expenses. Shareholders who remain will continue to receive relevant information about the Company and its prospects.

The Company's President and Chief Executive Officer, Dennis W. Burnette, stated, "We are pleased with the cash price because it gives shareholders a premium over the Company's recent trading price. Also, it is important to note that there will be no changes in any of the officers, directors, or employees, or in the operations of the bank as a result of the transaction. The additional cost of being an SEC registered company is not justified and represents a significant expense that decreases earnings per share. "

The plan is subject to various conditions, including approval by a majority of the Company's shareholders. Following the distribution of a definitive proxy statement describing the terms and effects of the plan, shareholders will be asked to approve the transaction at a special meeting. The Company expects to complete the transaction during the fourth quarter of 2005.

Rick Roberts, Senior Vice President and Chief Financial Officer, said, "This was a hard decision for our board to make, but given new regulations passed under the Sarbanes-Oxley Act, we believe the reorganization is in the best interests of the Company and its shareholders. As the Company's management and Board of Directors examined the advantages and disadvantages of our remaining a publicly traded company, it became evident that, in view of our low trading volume and additional compliance costs associated with remaining publicly traded, this proposed plan would allow our Company to operate more efficiently."


ABOUT CHEROKEE BANKING COMPANY

Cherokee Banking Company is the holding company for Cherokee Bank, which is located in Canton, Georgia. As of March 31, 2005, it had $152 million in assets, $131 million in deposits and approximately 865 shareholders of record. Additional information about the Company can be found in its SEC filings at www.sec.gov.
-----------

IMPORTANT LEGAL INFORMATION

The Company will file a preliminary proxy statement regarding the plan described above with the SEC and will file a definitive proxy statement upon completion of SEC review. Before making any voting decisions, investors and shareholders are urged to read the proxy statement carefully in its entirety when it becomes available, as it will contain important information about the plan. A definitive proxy statement will be sent to the shareholders of the Company seeking their approval of the plan. Investors and shareholders may obtain a free copy of the definitive proxy statement and other documents filed with, or furnished to, the SEC by the Company at the SEC's website at http://www.sec.gov.
                                                             ------------------
Copies of the definitive proxy statement and other documents filed with the SEC may also be obtained for free from the Company by directing a written request to Cherokee Banking Company, P.O. Box 4250, Canton, Georgia 30114 Attn: Rick Roberts, Senior Vice President and Chief Financial Officer.

Cherokee Banking Company, its directors, executive officers and certain members of management and employees may be soliciting proxies from shareholders in favor of approval of the plan. Information regarding such officers and directors is included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004 as filed with the SEC.

FORWARD LOOKING STATEMENTS

Certain statements in this press release may constitute "forward-looking" statements as defined in Section 27A of the Securities Act of 1933 (the "Securities Act"), Section 21E of the Exchange Act, the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), or in releases made by the Securities and Exchange Commission, all as may be amended from time to time. Statements contained in this press release that are not historical facts may be forward-looking statements within the meaning of the PSLRA. Any such forward-looking statements reflect our beliefs and assumptions and are based on information currently available to us. Forward-looking statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements, or industry results, to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Risks and uncertainties relating to the effects and implementation of the plan include the risks that shareholders will not approve the plan, that the Company will not realize the anticipated cost savings as a result of the plan and that the reduction in publicly available information about the Company and in its number of shareholders will decrease the liquidity and market value of the common stock. More detailed information about these risks can be found in the proxy statement relating to the plan upon its filing with the SEC.

These cautionary statements are being made pursuant to the Securities Act, the Exchange Act and the PSLRA with the intention of obtaining the benefits of the "safe harbor" provisions of such laws. Any forward-looking statements we make are not guarantees or indicative of future performance.

Any subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements set forth or referred to above. Except as required by law, we disclaim any obligation to update such statements or to publicly announce the result of any revisions to any of the forward-looking statements contained herein to reflect future events or developments.